U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  August 6, 2003


                               EARTH SCIENCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                   0-6088                84-050374
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits
----------------------------------------
Exhibit 99.1 Announcement of 2nd quarter 2003 financial results by press release dated August 6, 2003.


Item 12.    Results of Operations and Financial Condition
---------------------------------------------------------
Registrant announced its 2nd quarter 2003 results by a press release issued August 6, 2003, included as an Exhibit 99.1 hereto.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					       	      Earth Sciences, Inc.
						                 Registrant

Date:  August 6, 2003                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                         President and Chief Financial Officer